Exhibit 99.1

Investor Presentation

Patriot National Bancorp, Inc.
(NASDAQ: PNBK)

3Q26 Earnings

Patriot
National Bancorp, Inc.

Disclaimer and Cautionary Notice Regarding Financial Data and "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation has been prepared by Patriot National Bancorp, Inc. (the "Company"), the holding company of Patriot Bank, N.A. (the "Bank"), for informational purposes to assist shareholders and other members of the investment community in understanding the Company's business, strategy and financial performance. It is not, and shall not be construed as, an offer to sell or the solicitation of an offer to buy any securities, and does not constitute investment, legal, regulatory, accounting or tax advice.

Unless otherwise indicated, financial information contained in this presentation is unaudited and presented on a consolidated basis for the Company and is derived from, and should be read together with, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as filed with the SEC, and all prior quarterly and annual reports for the periods referenced herein. Certain information is presented at the Bank level or is derived from the records of the Bank that form the basis of its Consolidated Report of Condition and Income (Call Report) filed with the Office of the Comptroller of the Currency, as identified herein. Such Bank-level information reflects the stand-alone results and financial position of the Bank, does not represent the consolidated financial statements of the Company, and may be presented in a format or level of detail that differs from the Call Report while reflecting the same underlying records; the Company's consolidated results may differ due to holding-company-level activities, intercompany eliminations and consolidation adjustments. Credit quality metrics, including non-accrual balances, delinquencies and classified asset balances, are presented as summary figures without detailed definitions, and readers should refer to the Company's Form 10-Q for complete definitions and disclosure.

This presentation should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, its most recent Annual Report on Form 10-K, and its other reports filed with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to update or revise the information contained in this presentation to reflect events or circumstances occurring after the date hereof, except as may be required by applicable law or regulation.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation contains certain non-GAAP financial measures, including Core Deposits and certain other measures. These measures should be considered supplemental to, and not a substitute for or superior to, the most directly comparable measures prepared in accordance with GAAP. Management believes they provide useful information regarding the Company's financial performance, performance trends and financial position; because they are not standardized, they may not be comparable to similarly titled measures used by other companies. Reconciliations to the most directly comparable GAAP measures are included in the Appendix.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's strategy, plans, targets, growth initiatives and expected future performance. Actual results may differ materially from those expressed or implied. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict, including, among others: the Company's ability to execute its strategic plan and growth initiatives, including its high-net-worth client strategy and planned market expansion; its ability to attract and retain targeted clients, deposits and loans and to maintain deposit and asset quality; interest-rate, economic and competitive conditions; the Company's capital and liquidity; retention of key management and personnel; the banking regulatory environment and the Company's relationships with its regulators (the termination of the Bank's Formal Agreement with the Office of the Comptroller of the Currency (OCC) does not preclude future supervisory action); and litigation and other contingencies. Please refer to the Company's most recent Form 10-K and subsequent SEC filings for a discussion of risk factors.

Table of Contents

I. Executive Summary

Patriot
National Bancorp, Inc.

Patriot National Bancorp Overview

Vision: Empowering America's Diverse Entrepreneurs, Investors, and Business Leaders and Those Who Serve Them
Mission: Providing Safe, Reliable Banking Solutions Tailored to Target Clients' Unmet Needs

Organization Highlights

Headquarters	Stamford, CT
Founded	1994
Company	Bank Holding Company regulated by the Federal Reserve Board
Bank	National Bank regulated by the Office of the Comptroller of the Currency
Branches	8
Employees	137

Liquidity & Capital

	Q3 2026
Liquidity to Assets	34.4%
Tier 1 Leverage	9.0%
Tier 1 Capital	12.9%
Common Equity Tier 1 Capital	12.0%

Balance Sheet

($ in 000s)	Q3 2026
Total Assets	$1,497,273
Cash + Securities	519,313
Loans	930,174
Deposits	1,373,492

Patriot National Bancorp, Inc.

Third Quarter 2026 Financial Highlights

Patriot National Bancorp reported increased profitability driven by growing net interest income

1. Pretax income increased by $2.4 million to $1.0 million in the quarter, driven by a $1.5 million increase in net interest income

2. Net income increased by $1.1 million to $1.2 million in the quarter

3. Average Loans grew by 11% quarter over quarter to $930M

4. Average Assets grew by 5% quarter over quarter to $1.3B

Balance Sheet Trends

Patriot National Bancorp grew its balance sheet in Q3 while maintaining strong capital ratios

($ in 000s)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Δ Q2 2026
Cash & Restricted	$201,530	$207,127	$109,192	$121,509	$289,147	$167,638
Securities	108,679	228,317	247,339	244,119	230,166	(13,953)
Loans	607,074	617,074	779,145	909,606	930,174	20,568
Allowance for Credit Losses	(7,187)	(6,839)	(7,779)	(8,469)	(8,469)	0
Other Assets	40,655	42,160	48,896	50,951	56,255	5,304
Total Assets	**$950,752**	**$1,087,840**	**$1,176,794**	**$1,317,716**	**$1,497,273**	**$179,557**
Deposits	830,855	965,786	1,048,426	1,200,947	1,373,492	172,545
Borrowings and Other Liabilities	24,874	27,374	38,160	27,834	40,613	12,779
Total Liabilities	**$855,729**	**$993,160**	**$1,086,586**	**$1,228,781**	**$1,414,105**	**$185,324**
Equity	95,023	94,680	90,207	88,935	83,168	(5,767)
Total Liabilities & Equity	**$950,752**	**$1,087,840**	**$1,176,794**	**$1,317,716**	**$1,497,273**	**$179,557**
Key Ratios:						
Tier 1 Leverage Ratio	12.4%	11.5%	9.2%	9.0%	**9.0%**	0.0%
Common Equity Tier 1 Ratio (CET1)	18.0%	17.6%	13.9%	11.5%	**12.0%**	0.5%
Tier 1 Capital Ratio	19.3%	18.9%	14.9%	12.4%	**12.9%**	0.5%
Total Capital Ratio	21.3%	20.8%	17.1%	14.2%	**15.1%**	0.9%
Adjusted TBV/Shares Outstanding	$1.25	$1.26	$1.23	$1.26	**$1.28**	$0.02

Patriot National Bancorp, Inc.

Note: Adjusted TBV is a non-GAAP measure calculated by adjusting tangible book value ("TBV") to add back the allowance for credit losses, accumulated other comprehensive loss, and the valuation allowance on deferred tax assets.

Key Milestones Achieved

Bank restructuring and growth timeline

- **January 2025** – Formal Agreement and Troubled Bank Designation
- **March 2025** – Recapitalization and Capital Raise 1
- **May 2025** – Executive Team Hired (OCC approved)
- **June 2025** – Capital Raise 2
- **August 2025** – Capital Raise 3
- **Q3 2025** – First Profitable Quarter for Patriot Bank (post recap)
- **March 2026** – Beverly Hills, CA Office Opening
- **April 2026** – Hired Palm Beach, FL HNW Banking Team
- **June 2026** – Hired New Greenwich, CT HNW Banking Team
- **June 2026** – OCC Formal Agreement and Troubled Bank Designation Lifted
- **Q2 2026** – First Profitable Quarter for PNBK (post recap)
- **Q3 2026** – PNBK Achieves Positive Pretax Income
- **Q4 2026** – OCC Approval for Branch in Beverly Hills, CA

Patriot National Bancorp Franchise Transformation

Patriot's recapitalization, management restructuring and market repositioning have yielded tangible results

Consolidated Net Income ($000s)



Recap
$2,000
$0
($2,000)
($4,000)
($6,000)
(2,775)
(5,050)
(2,660)
(2,165)
(1,742)
147
1,201
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Consolidated Net Interest Income ($000s)



Recap
$12,000
$9,000
$6,000
$3,000
3,955
4,188
5,010
5,960
7,076
9,220
10,742
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Bank Net Income ($000s)



Recap
$4,000
$2,000
$0
($2,000)
($4,000)
(1,835)
(2,455)
460
1,271
1,470
2,720
3,141
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Bank Net Interest Income ($000s)



Recap
$12,000
$9,000
$6,000
$3,000
4,651
4,698
5,453
6,276
7,111
9,529
11,084
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Patriot National Bancorp, Inc.

Disciplined Growth Across the Balance Sheet

Total Assets ($mm)



$1,700
$1,400
$1,100
$800
57% Increase
957
930
951
1,088
1,177
1,318
1,497
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Total Gross Loans (1) ($mm)



$1,300
$1,100
$900
$700
$500
34% Increase
695
603
607
617
779
910
930
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Total Deposits ($mm)



$1,750
$1,400
$1,050
$700
59% Increase
862
831
831
966
1,048
1,201
1,373
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Tier 1 Leverage Ratio



15%
10%
5%
0%
7.9%
9.3%
12.4%
11.5%
9.2%
9.0%
9.0%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Patriot National Bancorp, Inc.

Note: Consolidated financial data shown
(1) Includes HFI and HFS

II. Balance Sheet Highlights

Patriot National Bancorp, Inc.

Loan Portfolio Diversification & Growth

Total Gross Loans [(1)] ($mm)



$1,000
$900
$800
$700
$600
$500
53% Increase
$607
$617
$779
$910
$930
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Loan Composition at September 30, 2026



Owner Occupied CRE 10.8%
Consumer 0.8%
Multifamily 11.3%
Non-Owner Occupied CRE 29.0%
Commercial & Industrial 26.7%
1-4 Family Residential 21.4%

Note: Bank-level regulatory financial data from call report shown for loan composition and CRE concentration as of September 30, 2026

(1) Consolidated financial data; gross loans includes loans held for sale and loans held for investment

Historical Loan Composition & Yields

Patriot Bank Loan Composition

($000s)	2025Q3		2025Q4		2026Q1		2026Q2		2026Q3	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Non-Owner Occupied CRE	$221,457	36.5%	$204,962	33.2%	$242,984	31.2%	$278,362	30.6%	$269,844	29.0%
Owner Occupied CRE	$85,880	14.1%	$88,216	14.3%	$82,921	10.6%	$111,532	12.3%	$99,993	10.7%
1-4 Family	105,778	17.4%	100,548	16.3%	188,475	24.2%	201,154	22.1%	199,272	21.4%
Construction	31	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
C&I	131,631	21.7%	158,744	25.7%	157,408	20.2%	212,791	23.4%	248,458	26.7%
Multifamily	51,139	8.4%	54,197	8.8%	98,323	12.6%	97,371	10.7%	104,726	11.3%
Farm RE	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Agricultural	3	0.0%	3	0.0%	0	0.0%	0	0.0%	0	0.0%
Consumer	11,134	1.8%	10,388	1.7%	8,993	1.2%	8,311	0.9%	7,751	0.8%
Other	23	0.0%	17	0.0%	42	0.0%	85	0.0%	130	0.0%
Total Gross Loans	**$607,076**	**100.0%**	**$617,075**	**100.0%**	**$779,146**	**100.0%**	**$909,606**	**100.0%**	**$930,174**	**100.0%**
Yield on Loans and Leases[1]	***5.82%***		***5.83%***		***5.61%***		***6.20%***		***6.26%***	

(1) Loan yields calculated on average loan balances, excluding loans held for sale

Patriot National Bancorp, Inc.

Asset Quality & Reserve Coverage Ratios

Nonperforming Assets / Assets (%)



3.00%
2.50%
2.00%
1.50%
1.00%
2.73%
2.24%
1.94%
1.90%
1.76%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Net Charge-Offs / Avg. Loans (%)



0.25%
-
(0.25%)
0.14%
0.00%
(0.11%)
(0.06%)
(0.01%)
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Nonperforming Loans / Net HFI Loans (%)



5.00%
4.00%
3.00%
2.00%
4.47%
4.16%
3.04%
2.85%
2.95%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Allowance for Credit Losses / Gross HFI Loans (%)



1.50%
1.25%
1.00%
0.75%
1.22%
1.15%
1.02%
0.96%
0.94%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Note: Consolidated financial data shown

Patriot National Bancorp, Inc.

Investment Portfolio Composition & Performance

Bank Level Securities Portfolio Breakdown [1]


Government and Agency Securities 6.4%
Other Debt Securities 8.9%
RMBS 84.7%

Commentary

- As of September 30, 2026, the Bank had $226.3mm in AFS debt securities
- Total Securities represented 15.1% of Total Assets
- The securities portfolio consists of primarily FNMA, FHLMC, or GNMA-issued RMBS representing 84.7% of the portfolio
- The remaining 15.3% consists of a combination of Other Debt Securities and Government Agency and Sponsored Agency Securities
- AOCI balance ($29.4mm loss)
- Total Investments Portfolio Q3 Reported Yield: **5.07%**

Note: Bank-level financial data as of September 30, 2026

(1) Each category percentage is the fair value of the securities divided by the fair value of all securities

Abbreviations: 'FNMA' = Federal National Mortgage Association; 'GNMA' = Government National Mortgage Association; 'FHLMC' = Federal Home Loan Mortgage Corporation; 'RMBS' = Residential Mortgage-Backed Securities; 'AOCI' = Accumulated Other Comprehensive Income

Patriot National Bancorp, Inc.

Capital Ratios Strong Since Recapitalization

Patriot National Bancorp Consolidated Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
-
Recap
21.3%
20.8%
16.5%
17.1%
13.4%
14.2%
15.1%
12.4%
11.5%
9.3%
8.0%
9.2%
9.0%
9.0%
6.1%
3.5%
Well Capitalized Total Risk-Based Capital Ratio (≥10%)
Well Capitalized Tier 1 Leverage Ratio (≥ 5%)
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3
Leverage Ratio
Total RBC Ratio

Patriot National Bancorp, Inc.

III. Deposit Highlights

Patriot
National Bancorp, Inc.

Deposit Composition & Growth

Bank Level Deposit Composition



Retail Time
(<=250k)
9.6%
Jumbo
Time
(>250k)
4.4%
$1.39B
Total Deposits
Demand,
Savings,
& MMDA
59.9%
NIB
26.1%

Core Deposits – Regulatory Call Report ($mm)(1)



$1,200
$900
$600
$300
-
724
846
959
1,108
1,326
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Total Deposits by Channel at September 30, 2026(2)

Channel	Deposit Balance ($MMs)	Wtd. Avg. Rate (%)	Total Deposits (%)
Retail	$512.0	2.59%	36.9%
Institutional	$707.8	1.79%	51.0%
High Net Worth	$167.6	1.91%	12.1%
Total	$1,387.4	2.10%	100.0%

Patriot National Bancorp, Inc.

Note: Bank-level financial data shown as of September 30, 2026

(1) Core Deposits and deposit categories shown are non-GAAP financial measures; see page 24 for calculation.

(2) Deposit categories presented here are the Company's own internal classification of deposits by channel based on management's assessment of its markets and customers. "Weighted Average Rate" reflects estimated average deposit costs by channel based on contracted rates as of the bank's September 30, 2026.

IV. Earnings Highlights

Patriot National Bancorp, Inc.

Patriot Bank Net Interest Income & Net Interest Margin

The Bank has sustained recent Net Interest Income growth amidst recent headwinds for the banking industry

Net Interest Income (NII) and Net Interest Margin (NIM)



$12,000
$9,600
$7,200
$4,800
$2,400
-
NII
NIM
7.50%
6.00%
4.50%
3.00%
1.50%
$5,453
$6,276
$7,111
$9,592
$11,084
2.43%
2.58%
2.49%
3.28%
3.57%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Key Components of NII and NIM



7.50%
6.00%
4.50%
3.00%
1.50%
-
Loan Yield (1)
Investments Yield
Cost of Deposits
5.82%
5.83%
5.61%
6.20%
6.26%
2.80%
3.52%
4.87%
5.07%
5.07%
2.88%
2.66%
2.72%
2.52%
2.33%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Note: Bank-level financial data shown

(1) Loan yields calculated on average loan balances, excluding loans held for sale

Patriot National Bancorp, Inc.

Return on Average Assets



Bank-Level ROAA
Consolidated ROAA
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
Recap
-0.71%
-1.09%
-1.02%
-2.11%
0.19%
-1.15%
0.50%
-0.89%
0.48%
-0.58%
0.86%
0.05%
0.96%
0.37%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Patriot National Bancorp, Inc.

V. Appendix

Patriot
National Bancorp, Inc.

Non-GAAP Reconciliation | Core Deposits

($000s)

Non-GAAP Reconciliation | Core Deposits		2025Q3	2025Q4	2026Q1	2026Q2	2026Q3
Noninterest-bearing Deposits		$102,009	$118,541	$93,194	$156,766	$361,515
Plus: Demand, Savings, & MMDA		488,150	520,941	701,257	777,141	830,631
Plus: Retail Time Deposits (excl. Brokered)		133,547	206,915	165,004	173,979	133,648
Core Deposits	[A]	**$723,706**	**$846,397**	**$959,455**	**$1,107,886**	**$1,325,793**
Plus: Jumbo Time Deposits (excl. Brokered)		63,075	76,480	67,926	67,456	56,586
Plus: Brokered Deposits		58,316	54,683	31,907	31,907	5,062
Total Deposits	[B]	**$845,097**	**$977,560**	**$1,059,288**	**$1,207,249**	**$1,387,441**
Core Deposits (%)	[C] = [A] / [B]	**85.64%**	**86.58%**	**90.58%**	**91.77%**	**95.56%**

Patriot National Bancorp, Inc.

Note: Bank-level financial data are shown. Consistent with the presentation in the Company's Form 10-Q, escrow account balances are classified within Other Liabilities. Accordingly, total deposits differ from Call Report filings, which include these balances in total deposits